SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 15, 2005

                         VOLT INFORMATION SCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          New York                   1-9232                  13-5658129
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
      of Incorporation)            File Number)          Identification No.)


560 Lexington Avenue, New York, New York                               10022
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (212) 704-2400
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Amendment of a Material Definitive Agreement.
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         On November 15, 2005, Volt Information Sciences, Inc. ("Volt"),  Gatton
Volt Consulting Group Limited, the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A. entered into a Consent and First Amendment to the Second Amended and Restated Credit Agreement dated April 11, 2005 among such parties (the "Credit Agreement") amending the definition of Consolidated Tangible Net Worth in the Credit Agreement and consenting to the consummation of the acquisition of Varetis Solutions GmbH by an indirect subsidiary of Volt.



                                S I G N A T U R E
                                -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VOLT INFORMATION SCIENCES, INC.


Date     November 29, 2005           By: /s/ James J. Groberg
                                         ---------------------------------------
                                         James J. Groberg, Senior Vice President




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